Seligman Quality Municipal Fund, Inc.

                                   Managed by

                                [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                        Investment Managers and Advisors

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017

                                  CESQF2 10/98

                                    SELIGMAN

                               -------- * --------

                                     QUALITY

                               -------- * --------

                                    MUNICIPAL

                                   FUND, INC.

                                  Annual Report

                                October 31, 1998

TO THE STOCKHOLDERS

Seligman Quality Municipal Fund ended its fiscal year on October 31, 1998 on a positive note as the USeconomic expansion became one of the longest in the nation's history. Domestic economic growth continued, but at a slower pace, while inflation and interest rates reached their lowest levels in a quarter century. Furthermore, unemployment has not been this low since 1970. On the negative side, the financial crisis that started in Asia in late 1997 intensified throughout the world during the last several months. Japan's recession and banking problems deepened, Russia's economy neared ruin, many emerging markets collapsed, and Brazil suffered fiscal problems that threatened all of Latin America.

   This global financial turmoil contributed to a slowdown in USeconomic growth, while the rate of inflation remained muted. In September, and again in October, the Federal Reserve Board lowered the Federal funds rate. The Fed's unexpected second action in October underscored the potential threat to the US economy of the overseas financial problems, heightening investor demand for US Treasuries.

   The US municipal market fared well for the year. Interest rates declined, leading to good performance results for bond investors. However, strong demand for the safe haven of Treasury bonds, combined with heavy new issue supply in the municipal market, caused the decline in long-term Treasury yields to exceed the decline in municipal yields. As a result, the Treasury market outperformed the municipal market for the year. Further, the yield differential between 30-year Treasury bonds and similar municipal obligations narrowed to levels not seen since 1986. At one point in the period, selected long-term municipal obligations actually traded at higher yields than long-term Treasuries, despite the tax-exempt status of municipal bonds. As a positive result of the narrowing of yield spreads, municipal bonds are currently trading at exceptionally attractive levels compared with Treasury bonds.

   Going forward, we believe the favorable climate for municipal bonds should continue, and even improve. Decelerating US economic growth, coupled with global financial turmoil, should serve to subdue domestic inflationary pressures. Further, the yield spreads between municipal bonds and Treasury bonds should return to more historic levels in the near future. Finally, there is widespread anticipation that new issues of municipal bonds will decrease in the months ahead.

   Because municipal securities continue to offer a significant yield advantage when compared with the after-tax returns of many other fixed-income investments, we are confident that Seligman Quality Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals.

   On November 19, 1998, the Board of Directors of the Fund approved a monthly dividend payment of $0.0645 per share to Common Stockholders effective in January 1999. This amount represents a $0.0105 per share reduction in the amount of the monthly dividend previously paid to Common Stockholders.

   The principal reason for this decision was the continued narrow spread between the Fund's earnings from its investment portfolio and the dividend rate paid on its Preferred Stock. There are basically two reasons for this narrow spread. First, the preferred dividend rate, which is determined weekly by auction, has remained higher than when the preferred stock was issued in early 1992. Second, the gross earnings on the portfolio have declined as the proceeds from called bonds and coupon interest have been reinvested at lower current market yields.

   Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, financial statements, and information regarding the year 2000 follow this letter.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
    ------------------
    William C. Morris
    Chairman


                                               /s/ THOMAS G. MOLES
                                                   Thomas G. Moles
                                                   President

November 27, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[Picture]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

THOMAS G. MOLES is a Managing Director of J. & W. Seligman & Co. Incorporated, President and Portfolio Manager of Seligman Quality Municipal Fund and Seligman Select Municipal Fund, and Vice President and Portfolio Manager of the Seligman municipal mutual funds, which include 19 separate portfolios. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 26 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN QUALITY MUNICIPAL FUND IN THE LAST 12 MONTHS?
   "At the start of Seligman Quality Municipal Fund's fiscal year, financial markets were coping with the fallout from the Asian financial crisis. Yields on Treasury bonds fell sharply as a result of a "flight to quality" by nervous equity investors. In the municipal market, long-term yields declined steadily throughout the Fund's first quarter, reaching a 26-year low in mid-January. By the start of the Fund's second quarter, the financial markets had begun to normalize. Municipal yields trended higher due to a significant increase in new issue volume, but remained at historically low levels. Treasury yields stabilized, and the stock market soared to new highs. However, negative developments in Asia and Latin America prompted a repeat of events of the previous year. Between July and September, the stock market plummeted by almost twenty percent. Investors once again sought the safety and liquidity of the USTreasury market. This caused the 30-year bond to decline to the lowest yield since its introduction in 1977. Long-term municipal yields fell through the January lows. The Federal Reserve Board intervened in late September, October, and again in November 1998, lowering the Fed funds rate in an attempt to calm panicked investors. By the end of Seligman Quality Municipal Fund's fiscal year on October 31, world financial markets had stabilized and the US equity markets had recovered much of their losses.

   "The turmoil in world markets contributed to a modest slowdown in the pace of US economic growth and prevented an acceleration in the rate of inflation. Nevertheless, the economy remains strong eight years into the expansion. While it is too early to predict the final outcome of recent events, the economy's remarkable resilience may once more be sufficient to forestall a recession.

   "Throughout the past year, the municipal market has underperformed the US Treasury market. A net reduction in Treasury financing, occurring simultaneously with an increase in demand, caused the decline in Treasury yields to significantly outpace the decline in municipal yields. As a result, long-term municipal bonds have not been this attractive, relative to long-term Treasuries, since 1986 when proposed tax legislation threatened the tax-exempt status of municipal securities."

WHAT WAS YOUR INVESTMENT STRATEGY?

   "Our investment strategy reflected our positive outlook for interest rates, inflation, and the economy. New purchases were concentrated in municipal bonds with maturities of thirty years and longer. In general, the longer the maturity of a bond, the more it will appreciate in price as interest rates decline (or depreciate in price if interest rates rise). Cash positions were kept to a minimum due to their low yields and lack of price appreciation potential.

   "During the year, we focused on improving the call protection of Seligman Quality Municipal Fund. Most long-term municipal bonds contain call features which give the issuer the option to redeem the bonds on specified dates prior to maturity, at predetermined prices. Retiring outstanding, higher-coupon bonds can result in significant savings to the issuer. Declining interest rates increase the likelihood that bonds approaching their call dates will be redeemed. Because issuers generally call their higher-coupon bonds, the proceeds of called bonds must be reinvested at lower yields, reducing the income to the bondholder. Due to the declining interest-rate environment, we chose to sell a portion of our short-call bonds prior to their actual call dates and reinvested the proceeds at current yields, rather than risk a further reduction in interest rates. Again, even with these actions, the proceeds were reinvested at lower yields, which reduced the portfolio's income. However, we have all but eliminated the Fund's call exposure through the year 2000 and reduced exposure for 2001 and 2002.

   "Seligman Quality Municipal Fund benefited by having a number of portfolio holdings "advance refunded." Throughout the past year, many municipal issuers took advantage of lower yields to refinance higher-coupon bonds with longer call dates. In an advance refunding, new bonds are issued and the proceeds placed in an escrow account (generally comprised of government securities) which secures the outstanding bonds until they can be redeemed on a future call date. When a bond is advance refunded, total return performance is improved and the bond's rating is often upgraded."

WHAT IS THE OUTLOOK?

   "Long-term municipal yields have fallen to levels not seen in many years, as have interest rates in general. Nevertheless, municipal securities, as well as Seligman Quality Municipal Fund, currently offer a significant yield advantage when compared to the after-tax returns of Treasury securities and to the low rate of inflation. As the yield spread between municipal bonds and Treasury bonds normalizes going forward, municipal market performance should improve relative to the Treasury market. Further, we believe that the municipal market's record of safety and stability will continue to attract investment dollars away from the more volatile equity markets."

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1998

                                                         AVERAGE ANNUAL
                                             -----------------------------------
                                                                         SINCE
                                  THREE         ONE          FIVE      INCEPTION
                                  MONTHS        YEAR         YEARS     11/29/91
                                  ------       ------        ------     --------
         Market Price**           3.57%        12.04%        7.79%        8.05%
         Net Asset Value**        2.68          8.84         6.67         8.97


PRICE PER SHARE

                               OCTOBER 31,      JULY 31,        APRIL 30,      JANUARY 31,     OCTOBER 31,
                                  1998            1998            1998            1998            1997
                              ------------    ------------    ------------    ------------    ------------
         Market Price            $15.5625        $15.25          $14.875        $15.6875         $15.00
         Net Asset Value          15.47           15.29           15.02          15.41            15.35

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                 CAPITAL GAIN
                                    ---------------------------------------
                  DIVIDENDS PAID+       PAID       REALIZED    UNREALIZED
                  ---------------      -------     --------    ----------
                     $0.9064           $0.269       $0.314       $1.801++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at October 31, 1998, was 5.82%, which is equivalent to a taxable yield of 8.33% based on the maximum federal tax rate of 39.6%.

--------------------------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.05% to 5.15%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                             Face                                                                        Ratings+
State                       Amount                   Municipal Bonds                                    Moody's/S&P    Market Value
------------------------------------------------------------------------------------------------------------------------------------
ALASKA-- 2.1%              $ 715,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 ...................   Aaa/AAA             $ 763,556
                           1,360,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6 1/2% due 6/1/2034 ...........   Aaa/AAA             1,432,556
CALIFORNIA-- 7.9%          5,000,000   San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021* ..........   Aaa/AAA             5,306,300
                           2,750,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                        (Orange County Senior Lien Toll Road),
                                        6 3/4% due 1/1/2032 ........................................   Aaa/AAA             3,127,520
GEORGIA-- 3.0%             3,000,000   Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021* .......   Aaa/AAA             3,185,370
HAWAII-- 1.8%              1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020* .........   Aaa/AAA             1,907,658
ILLINOIS-- 4.6%            5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5 1/8% due 7/1/2038 ...............    Aa1/AA             4,863,350
KANSAS-- 3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .................   Aaa/AAA             3,276,090
LOUISIANA-- 3.2%             935,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012 ...........................................    NR/AAA             1,157,165
                           2,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Our Lady of Lourdes Regional Medical Center
                                        Project), 6.45% due 2/1/2022 ...............................   Aaa/AAA             2,240,260
MASSACHUSETTS -- 7.2%      4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6 5/8% due 7/1/2025 .........................................  Aaa/AAA             4,409,480
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6 7/8% due 11/15/2021 ............  Aaa/AAA             3,271,710
MONTANA-- 5.4%             2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7 1/4% due 8/1/2021* ....................  Aaa/AAA             2,438,626
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .........................................  Aaa/AAA             1,777,253
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .........................................  Aaa/AAA               927,024
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .........................................  Aaa/AAA               586,932
NEW YORK-- 16.7%           3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ..................   Aaa/AAA             3,452,340

------------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 7.

                                                                OCTOBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                        RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                                    MOODY'S/S&P    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (continued)      $2,000,000   Metropolitan Transportation Authority Rev.
                                        (Transit Facilities), 6.10% due 7/1/2026 ...................   Aaa/AAA           $ 2,301,560
                           2,640,000   New York City GOs, 6 1/4% due 4/15/2027 ......................   A3/A-              2,899,908
                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 ...............................   Aaa/AAA             3,289,980
                           5,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/2025 ............................................   Aaa/AAA             5,772,441
PENNSYLVANIA-- 9.7 %       2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ................   Aaa/AAA             2,726,850
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6 5/8% due 1/1/2022* ................  Aaa/AAA             2,177,440
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* .............   Aaa/AAA             5,461,750
SOUTH CAROLINA-- 7.7%      3,000,000   South Carolina Public Service Authority Rev.
                                        (Santee Cooper), 6.10% due 7/1/2027 ........................   Aaa/AAA             3,301,560
                           2,250,000   South Carolina Ports Authority Rev.,
                                        6 3/4% due 7/1/2021* ........................................  Aaa/AAA             2,448,517
                           2,250,000   South Carolina Ports Authority Rev.,
                                        6 3/4% due 7/1/2021* ........................................  Aaa/AAA             2,438,640
TEXAS-- 7.0%               5,000,000   Houston Water & Sewer Systems Rev.,
                                        6 1/8% due 12/1/2015 ........................................  Aaa/AAA             5,653,050
                           1,660,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .......................................   Aa2/AA              1,791,223
VIRGINIA-- 6.0%            2,500,000   Pocahontas Parkway Association Toll Road
                                        Bonds (Route 895 Connector),
                                        5 1/2% due 8/15/2028 ........................................  Baa3/BBB-           2,501,925
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ..........................   Aa1/AA+             3,838,135
WASHINGTON -- 7.9%         2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5 1/4% due 7/1/2033* ........................................  Aaa/AAA             1,990,900
                             860,000   Douglas County Public Utilities District No. 1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* ....................     A/A+                925,412
                           5,000,000   King County Sewer GOs, 6 1/8% due 1/1/2033 ...................  Aaa/AAA             5,544,850
WISCONSIN-- 4.1%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ................   Aaa/AAA             4,318,000
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $95,050,045)-- 97.4% ....................................................................    103,505,331
VARIABLE RATE DEMAND NOTES (Cost $700,000)-- 0.7% ...................................................................        700,000
OTHER ASSETS LESS LIABILITIES-- 1.9% ................................................................................      2,013,452
                                                                                                                        ------------
NET INVESTMENT ASSETS-- 100.0% ......................................................................................   $106,218,783
                                                                                                                        ============

--------------------
+ Ratings have not been audited by Deloitte &Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1998

ASSETS:
Investments at value:
   Long-term holdings (cost $95,050,045)........................................      $103,505,331
   Short-term holdings (cost $700,000)..........................................           700,000   $ 104,205,331
                                                                                      ------------
Cash..............................................................................................          76,887
Interest receivable...............................................................................       2,143,028
Expenses prepaid to stockholder service agent.....................................................          14,933
Other.............................................................................................          10,028
                                                                                                      ------------
TOTAL ASSETS......................................................................................     106,450,207
                                                                                                      ------------

LIABILITIES:
Accrued expenses, taxes, and other................................................................         231,424
                                                                                                      ------------
NET INVESTMENT ASSETS.............................................................................     106,218,783
Preferred Stock...................................................................................      33,600,000
                                                                                                      ------------
NET ASSETS FOR COMMON STOCK ......................................................................    $ 72,618,783
                                                                                                      ============
NET ASSETS PER SHARE OF COMMON STOCK (Market value $15.5625)......................................          $15.47
                                                                                                            ======
COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share--$50,000 and $158,064, respectively; Shares authorized and outstanding--1,000 and 672, respectively.........................................  $  33,600,000
Common Stock, $.01 par value:  Shares authorized-- 49,999,000; issued
   and outstanding-- 4,694,296....................................................................          46,943
Additional paid-in capital........................................................................      62,659,173
Accumulated net investment loss...................................................................         (16,669)
Undistributed net realized gain...................................................................       1,474,050
Net unrealized appreciation of investments........................................................       8,455,286
                                                                                                      ------------
NET INVESTMENT ASSETS.............................................................................    $106,218,783
                                                                                                      ============

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
INTEREST.........................................................   $6,087,684

EXPENSES:
Management fee......................................    $ 684,845
Stockholder account and registrar services..........      106,836
Auction agent fee...................................       83,852
Auditing and legal fees.............................       73,242
Stockholder reports and communications..............       48,503
Stockholders' meeting...............................       30,061
Custody and related services........................       20,440
Directors' fees and expenses........................       11,949
Miscellaneous.......................................      112,603
                                                          -------
TOTAL EXPENSES...................................................    1,172,331
                                                                    ----------
NET INVESTMENT INCOME............................................    4,915,353*
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments....................    1,473,840
Net change in unrealized appreciation of investments      918,601
                                                          -------
NET GAIN ON INVESTMENTS..........................................    2,392,441
                                                                    ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS................   $7,307,794
                                                                    ==========



----------------
* Net investment income available for Common Stock is $3,661,643, which is net of Preferred Stock dividends.

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                     YEAR ENDED OCTOBER 31,
                                                                                --------------------------------
                                                                                    1998                1997
                                                                                 ------------       -------------
OPERATIONS:
Net investment income........................................................   $   4,915,353      $    5,058,552
Net realized gain on investments.............................................       1,473,840           1,249,355
Net change in unrealized appreciation of investments.........................         918,601             801,937
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS............................       7,307,794           7,109,844
                                                                                 ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $1,865.64 and $1,826.08)...........      (1,253,710)         (1,227,126)
   Common Stock (per share: $.7823 and $.8254)...............................      (3,661,643)         (3,831,426)
                                                                                 ------------        ------------
   Total.....................................................................      (4,915,353)         (5,058,552)
Dividends in excess of net investment income:
   Common Stock (per share: $.1241 and $.1130)...............................        (580,696)           (524,427)
Net realized gain on investments:
   Common Stock (per share: $.269 and $.154).................................      (1,252,536)           (713,041)
                                                                                 ------------        ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................      (6,748,585)         (6,296,020)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (62,307 and 68,714 shares)................................................         945,639           1,004,990
Value of shares of Common Stock issued in payment of gain
   distribution (17,439 and 10,157 shares)...................................         266,817             145,346
Cost of shares purchased for investment plan
   (37,700 and 69,500 shares)................................................        (569,193)         (1,016,195)
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM CAPITAL SHARE TRANSACTIONS............         643,263             134,141
                                                                                 ------------        ------------
INCREASE IN NET INVESTMENT ASSETS............................................       1,202,472             947,965

NET INVESTMENT ASSETS:
Beginning of year............................................................     105,016,311         104,068,346
                                                                                 ------------        ------------
END OF YEAR (including accumulated net investment
   loss of $16,669 and $16,787, respectively)................................    $106,218,783        $105,016,311
                                                                                 ============        ============

-----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

     The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998, amounted to $14,931,725 and $14,452,455, respectively.

   At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $8,464,386 and $9,100, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 1998, 37,700 shares were purchased in the open market at a cost of $569,193, which represented a weighted average discount of 1.28% from the net asset value of those acquired shares. A total of 62,307 shares were issued to Plan participants during this period for proceeds of $945,639, a weighted average discount of 0.89% from the net asset value of those shares.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $69,589 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 1998, of $16,669 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

   "Total investment return for period" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.



                                                                             YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              1998       1997         1996         1995        1994
                                                              -----      -----        -----        -----       -----
NET ASSET VALUE, BEGINNING OF YEAR ......................   $15.35      $15.18       $15.31       $13.76      $16.49
                                                            ------      ------       ------       ------      ------
Net investment income ...................................     1.05        1.09         1.12         1.13        1.13
Net realized and unrealized
   investment gain (loss) ...............................     0.51        0.43         0.06         1.72       (2.45)
                                                            ------      ------       ------       ------      ------
INCREASE (DECREASE) FROM
   INVESTMENT OPERATIONS ................................     1.56        1.52         1.18         2.85       (1.32)
Dividends paid from net investment
   income on Preferred Stock ............................    (0.27)      (0.26)       (0.27)       (0.29)      (0.20)
Dividends paid from net investment
   income on Common Stock ...............................    (0.78)      (0.83)       (0.90)       (0.94)      (0.94)
Dividends in excess of net investment
   income paid on Common Stock ..........................    (0.12)      (0.11)       (0.04)          --          --
Distribution from net realized gain .....................    (0.27)      (0.15)       (0.10)       (0.07)      (0.27)
                                                            ------      ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET
   ASSET VALUE ..........................................     0.12        0.17        (0.13)        1.55       (2.73)
                                                            ------      ------       ------       ------      ------
NET ASSET VALUE, END OF YEAR ............................   $15.47      $15.35       $15.18       $15.31      $13.76
                                                            ======      ======       ======       ======      ======
MARKET VALUE, END OF YEAR ...............................   $15.5625    $15.00       $14.25       $13.625     $11.50
                                                            ========    ======       ======       ======      ======


FINANCIAL HIGHLIGHTS (continued)
                                                                             YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------
TOTAL INVESTMENT RETURN FOR YEAR:                             1998       1997         1996        1995        1994
                                                              -----      -----        -----       -----       ----
Based upon market value ..................................   12.04%       13.42%       12.62%     27.87%      (20.50)%
Based upon net asset value ...............................    8.84%        8.95%        6.77%     20.09%       (9.15)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
   investment assets .....................................    1.11%        1.11%        1.11%      1.08%       1.11%
Expenses to average net assets for
   Common Stock ..........................................    1.63%        1.65%        1.65%      1.62%       1.63%
Net investment income to average
   net investment assets .................................    4.67%        4.88%        4.98%      5.19%       5.06%
Net investment income to average net
   assets for Common Stock ...............................    6.85%        7.21%        7.36%      7.76%       7.48%
Portfolio turnover rate ..................................   14.17%       16.74%       14.05%      8.63%      12.36%
NET INVESTMENT ASSETS, END OF YEAR
   (000s omitted):
For Common Stock ......................................... $ 72,619     $ 71,416     $ 70,468  $  71,084     $63,906
For Preferred Stock ......................................   33,600       33,600       33,600     33,600      33,600
                                                           --------     --------     --------   --------    --------
TOTAL NET INVESTMENT ASSETS .............................. $106,219     $105,016     $104,068   $104,684     $97,506
                                                           ========     ========     ========   ========    ========

-----------------------
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
November 27, 1998

DIVIDEND INVESTMENT PLAN

   The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

   Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 1998, the Fund purchased 37,700 shares in the open market for dividend and gain investment purposes.

   Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

   A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

   Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

   The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 1998.

YEAR 2000

   As the millennium approaches, financial and business organizations, including Seligman Quality Municipal Fund, Inc. (the "Fund"), and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds and closed-end investment companies, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. J. & W. Seligman & Co. Incorporated (the "Manager") and Seligman Data Corp. ("Seligman Data") have established a year 2000 project team. The team's purpose is to assess the state of readiness of the Manager and Seligman Data, and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals, as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of the Manager. The Project Manager and other members of the team also report to the Fund's Board of Directors and its Audit Committee.

   The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including firms with which the Fund trades and firms responsible for stockholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

   The Fund anticipates the team will have implemented all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing and securities trading and settlement, and the provision of stockholder services.

   In addition, the Fund holds securities issued by governmental or quasi-governmental issuers, which, like other organizations, may be susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, its performance could be negatively affected. The Manager seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

   Seligman Data has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of the Manager or bear directly the costs to remediate the systems of any other service providers or vendors, other than Seligman Data.

BOARD OF DIRECTORS
JOHN R. GALVIN 2,4
DEAN, Fletcher School of Law and Diplomacy at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3,4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2,4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2,4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2,4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3,4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3,4
TRUSTEE, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3,4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2,4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman &Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated
------------------------------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597    24-Hour Automated
                  Telephone Access Service
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the United States
                                                                              19